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                                                                   Exhibit 23.2






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Registration Statement on Form SB-2 of our report, dated February 7, 1997, on our audits of the consolidated financial statements of Antex Biologics Inc. as of December 31, 1995 and 1996, and for the years then ended and for the period January 1, 1993 to December 31, 1996. We also consent to the reference to our firm under the caption "Experts."






                                                       Coopers & Lybrand L.L.P.








Rockville, Maryland
May 1, 1997